UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Reporting Period: 5/29/08 - 7/2/08

Operating Report/Period Beginning May 29, 2008 and Ending July 2, 2008
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

7/28/2008
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 5/29/08 - 7/2/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)
	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Week 5 Ended	Total
	4-Jun	11-Jun	18-Jun	25-Jun	2-Jul	Period 13

Cash Receipts (inc Sales tax)
Cash Receipts	$19,448	$18,759	$20,099	$18,304	$18,452	$95,062
Credit Card	12,512	12,097	14,395	11,661	11,927	62,592
	31,960	30,856	34,494	29,965	30,379	157,654
Receipts
(Gift Card Usage)	-	-	-	-	-	-
Rebates, Other	160	115	169	213	407	1,064
Total Cash Receipts	32,120	30,971	34,663	30,178	30,786	158,718

Operating Disbursements
A/P
Check	4,017	1,207	1,661	1,027	3,308	11,220
EFT	17,437	12,883	14,282	14,514	17,778	76,894
Change in Trade Terms	-	-	-	-	-	-

Payroll	9,480	6,684	10,133	7,367	9,649	43,313
Rent (Cash Occupancy)	8,125	-	-	-	8,231	16,356
Sales Tax	396	320	224	8,965	739	10,644
Other Operating	63	13	13	4	4	97
Total Operating Disbursements	39,518	21,107	26,313	31,877	39,709	158,524
Net Operating Cash Flows	(7,398)	9,864	8,350	(1,699)	(8,923)	194

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	-	-
Total CapEx	800	690	393	377	1,945	4,205
Professional Fees, inc. Holdbacks	195	309	1,026	487	548	2,565
Closed Restaurant Costs	-	-	-	-	-	-
Deposits (Utility)	-	-	-	(293)	-	(293)
Other	-	-	-	-	-	-
Cash (Proceeds) from Asset Sales	-	-	-	(887)	-	(887)
Total Non-Operating Disbursements	995	999	1,419	(316)	2,493	5,590

Financing Payments
Interest Expense	6,230	-	3	7	6,596	12,836
Interest (Income)	-	(8)	(4)	-	(1)	(13)
DIP Fees / Other	-	-	-	-	-	-
Principal Payments	-	-	587	-	917	1,504
Total Financing Disbursements	6,230	(8)	586	7	7,512	14,327

Total Net Disbursements	46,743	22,098	28,318	31,568	49,714	178,441

Net Cash Receipts (Disbursements)	$(14,623)	$8,873	$6,345	$(1,390)	$(18,928)	$(19,723)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO
Allocation %	20.41%	0.06%	0.00%	26.87%	0.39%	10.07%	0.08%
Total Disbursements	36,415,007	98,912	-	47,939,532	689,227	17,963,091	150,937

	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE
Allocation %	8.93%	0.00%	0.15%	27.42%	0.00%	3.47%	0.00%
Total Disbursements	15,943,053	-	262,856	48,935,655	27	6,190,736	-

	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	2.08%	0.02%	0.05%	0.00%	100.00%
Total Disbursements	3,719,259	27,457	96,717	8,447	178,441,000

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 5/29/08 - 7/2/08

BANK RECONCILIATIONS (MOR-1a)

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY
CASH ON HAND - DRAWER	33,800	-	-	518,624	-	207,591	-	26,600	-
TOTAL DEPOSITORY ACCOUNT	451,407	-	-	2,395,067	-	1,116,432	-	24,491	-
DEPOSITORY ACCOUNT	-	-	-	62,721	-	13,215	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	37,079	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	918,574	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	936,913	-	86,491	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	270,228	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	669,945	-	-	-	-	-
DEPOSITORY - WACHOVIA - CO. 200	-	-	-	35,894	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	45,331	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	147,608	-	-	-	24,491	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	91,120	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	45,591	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	35,075	-	-	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	50,668	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	20,606	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	52,562	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	14,547	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	11,006	-	-	-	-	-
DEPOSITORY - FIFTH THIRD (BRINKS)	(63,999)	-	-	46,733	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	435,000	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-
TEMPORARY INVESTMENTS	59,203,795	-	-	-	-	-	-	-	-
CASH	640,938	-	35,612	-	-	-	-	-	-
CASH - US BANK	4,187,088	-	35,612	-	-	-	-	-	-
CASH - US BANK - A/P	(3,216,625)	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	19,761	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	1,212,339	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	8,139	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(1,583,688)	-	-	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	-	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	13,922	-	-	-	-	-	-	-	-
CASH - PAYROLL ACCOUNT	-	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	60,329,939	-	35,612	2,913,691	-	1,324,023	-	51,091	-

RESTRICTED CASH	2,376,786	-	-	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	2,356,786	-	-	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	20,000	-	-	-	-	-	-	-	-
	2,376,786	-	-	-	-	-	-	-	-

	450 BUFFETS FRANCHISE HOLDINGS, LL	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	Total
CASH ON HAND - DRAWER	-	27,186	-	-	738,732	-	-	-	-	1,552,533
TOTAL DEPOSITORY ACCOUNT	-	505,124	-	-	1,476,932	-	-	-	-	5,969,453
DEPOSITORY ACCOUNT	-	-	-	-	8,961	-	-	-	-	84,896
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	-	178,426	-	-	-	-	215,506
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	-	918,574
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	-	1,023,403
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	419,935	-	-	75,819	-	-	-	-	765,981
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	-	669,945
DEPOSITORY - WACHOVIA - CO. 200	-	-	-	-	-	-	-	-	-	35,894
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	-	45,331
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	-	172,099
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	-	91,120
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	-	-	-	45,591
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	-	35,075
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	-	50,668
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	-	20,606
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	-	52,562
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	-	14,547
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	-	11,006
DEPOSITORY - FIFTH THIRD (BRINKS)	-	-	-	-	54,228	-	-	-	-	36,962
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	25,888	-	-	490,609	-	-	-	-	516,497
DEPOSITORY - US BANK - RYAN'S	-	15,363	-	-	107,060	-	-	-	-	122,423
DEPOSITORY - BB&T	-	-	-	-	160,379	-	-	-	-	160,379
DEPOSITORY - SUNTRUST	-	-	-	-	40,966	-	-	-	-	40,966
DEPOSITORY - WELLS FARGO - RYAN'S	-	6,671	-	-	(402,133)	-	-	-	-	39,539
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	82,989	-	-	-	-	82,989
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	216,663	-	-	-	-	216,663
DEPOSITORY - COMPASS	-	-	-	-	20,962	-	-	-	-	20,962
DEPOSITORY - AMSOUTH	-	-	-	-	134,425	-	-	-	-	134,425
DEPOSITORY - FIRST CITIZENS	-	-	-	-	53,557	-	-	-	-	53,557
DEPOSITORY - JPMORGAN CHASE	-	13,690	-	-	134,201	-	-	-	-	147,891
DEPOSITORY - M&T BANK	-	-	-	-	34,114	-	-	-	-	34,114
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	53,847	-	-	-	-	53,847
DEPOSITORY - FIRST MIDWEST	-	16,810	-	-	-	-	-	-	-	16,810
DEPOSITORY - FIFTH THIRD	-	6,768	-	-	-	-	-	-	-	6,768
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	31,859	-	-	-	-	31,859
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	1,107	59,204,901
CASH	249,729	1,017,539	-	-	118	-	-	-	-	1,943,935
CASH - US BANK	-	-	-	-	-	-	-	-	-	4,222,700
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	-	(3,216,625)
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	-	19,761
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	-	1,212,339
CASH - US BANK - FRANCHISE HOLDINGS	249,729	-	-	-	-	-	-	-	-	249,729
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	-	-	-	8,139
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	-	(1,583,688)
CASH - WACHOVIA - PAYROLL	-	1,135,320	-	-	-	-	-	-	-	1,135,320
CASH - US BANK - RYAN'S PAYROLL	-	(117,868)	-	-	-	-	-	-	-	(117,868)
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	-	13,922
CASH - PAYROLL ACCOUNT	-	88	-	-	118	-	-	-	-	206
TOTAL CASH & CASH EQUIVALENTS	249,729	1,549,850	-	-	2,215,783	-	-	-	1,107	68,670,824

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	2,376,786
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-	-	-	-	2,356,786
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-	-	-	-	20,000
	-	-	-	-	-	-	-	-	-	2,376,786

Certain of the cash accounts indicate negative balances because such accounts are not funded until checks clear the account.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 5/29/08 - 7/2/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (MOR 1-b)
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Deloitte & Touche LLP (Audit)	02/22/08-03/31/08	$ 147,452	Buffets, Inc	20499753	6/3/2008	$ 147,422	$ 30
Deloitte & Touche LLP (Audit)	04/01/08-04/30/08	27,625	Buffets, Inc	20500998	6/17/2008	27,580	45	175,001	75

FTI Consulting, Inc.	01/29/08-02/29/08	176,635	Buffets, Inc	10024331	6/5/2008	175,484	1,151
FTI Consulting, Inc.	03/01/08-03/31/08	166,321	Buffets, Inc	113155	6/18/2008	160,000	6,321
FTI Consulting, Inc.	04/01/08-04/30/08	160,209	Buffets, Inc	113155	6/18/2008	160,000	209	495,484	7,681

Houlihan Lokey Howard & Zukin Capital, Inc.		142,953	Buffets, Inc	112719	5/6/2008	139,355	3,598
Houlihan Lokey Howard & Zukin Capital, Inc.	03/01/08-03/31/08	132,903	Buffets, Inc	113075	6/10/2008	120,000	12,903	259,355	16,501

Huntley Mullaney Spargo & Sullivan, LLC	01/22/08-01/31/08	3,226	Buffets, Inc	20491847	4/11/2008	3,226
Huntley Mullaney Spargo & Sullivan, LLC	02/01/08-02/29/08	11,071	Buffets, Inc	20491847	4/11/2008	10,000	1,071
Huntley Mullaney Spargo & Sullivan, LLC	03/01/08-03/31/08	10,679	Buffets, Inc	20501500	6/24/2008	8,000	2,679
Huntley Mullaney Spargo & Sullivan, LLC	03/01/08-03/31/08	13,122	Buffets, Inc	20501500	6/24/2008	8,000	5,122	29,226	8,872

JH Chapman Group LLC		36,021	Buffets, Inc	20495595	5/7/2008	36,000	21
JH Chapman Group LLC	03/01/08-03/31/08	21,569	Buffets, Inc	20496875	5/21/2008	16,000	5,569
JH Chapman Group LLC	04/01/08-04/30/08	16,022	Buffets, Inc	20503928	7/1/2008	16,000	22	68,000	5,613

Kroll Zolfo Cooper LLC	January	150,000	Buffets, Inc	110181	1/18/2008	150,000
Kroll Zolfo Cooper LLC	01/22/08-02/29/08	525,097	Buffets, Inc	112323	4/21/2008	479,948	45,149
Kroll Zolfo Cooper LLC	03/01/08-03/31/08	150,000	Buffets, Inc	113171	6/19/2008	150,000
Kroll Zolfo Cooper LLC	03/01/08-03/31/08	201,735	Buffets, Inc	113319	6/26/2008	160,838	40,897
Kroll Zolfo Cooper LLC	04/01/08-04/30/08	351,637	Buffets, Inc	20503917	6/30/2008	312,701	38,936	1,253,487	124,983

Otterbourg, Steindler, Houston & Rosen, PC	01/29/08-02/29/08	533,712	Buffets, Inc	112689	4/29/2008	523,059	10,653
Otterbourg, Steindler, Houston & Rosen, PC	04/01/08-04/30/08	154,411	Buffets, Inc	113146	6/16/2008	147,264	7,147
Otterbourg, Steindler, Houston & Rosen, PC	03/01/08-03/31/08	192,913	Buffets, Inc	113210	6/20/2008	185,289	7,624	855,612	25,424

Pachulski Stang Ziehl & Jones	01/29/08-2/29/08	72,023	Buffets, Inc	20500947	6/13/2008	66,799	5,224
Pachulski Stang Ziehl & Jones	03/01/08-03/31/08	97,864	Buffets, Inc	20501503	6/24/2008	83,821	14,042	150,620	19,266

Paul, Weiss, Rifkind, Wharton & Garrison LLP	11/1/07-12/31/07	750,000	Buffets, Inc	110192	1/18/2008	750,000
Paul, Weiss, Rifkind, Wharton & Garrison LLP	01/22/08-02/29/08	83,295	Buffets, Inc	112890	5/20/2008	82,660	635
Paul, Weiss, Rifkind, Wharton & Garrison LLP	04/01/08-04/30/08	19,878	Buffets, Inc	20503938	7/1/2008	19,838	40	852,498	675

Young Conaway Stargatt & Taylor, LLP	12/8/07-01/11/08	245,304	Buffets, Inc	110208	1/18/2008	238,681	6,623
Young Conaway Stargatt & Taylor, LLP	01/21/08 Filing fee	19,741	Buffets, Inc	110209	1/18/2008		19,741
Young Conaway Stargatt & Taylor, LLP	01/22/08-02/29/08	674,417	Buffets, Inc	112209	4/11/2008	646,868	27,549
Young Conaway Stargatt & Taylor, LLP	03/01/08-03/31/08	306,083	Buffets, Inc	112892	5/20/2008	278,457	27,626
Young Conaway Stargatt & Taylor, LLP	04/01/08-04/30/08	388,759	Buffets, Inc	113301	6/24/2008	356,481	32,278	1,520,487	113,817
Total		$ 5,982,677				$ 5,659,770	$ 322,907	$ 5,659,770	$ 322,907

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.: 5/29/08 - 7/2/08

Buffets Holdings Inc. (MOR-2)
PERIOD: 13-08      ENDING: 7/2/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

TOTAL SALES	-	42,667,144	-	-	599,190,514	-	249,253,362	-	-	27,031,535

TOTAL FOOD COST	-	15,554,158	-	-	218,829,561	-	88,534,285	-	-	1,180,292
TOTAL LABOR	-	12,585,851	-	-	178,764,247	-	66,139,457	-	-	6,495,143
OPERATING COSTS	76	5,639,776	831	-	85,581,749	5,092	29,774,143	10,293	-	3,393,718
OCCUPANCY COSTS	-	479,751	572,669	-	63,865,070	6,579,065	22,303,088	1,763,558	-	3,944,657

TOTAL DIR & O/C	76	6,119,526	573,500	-	149,446,819	6,584,158	52,077,231	1,773,851	-	7,338,375

TOTAL RESTAURANT COSTS	76	34,259,536	573,500	-	547,040,627	6,584,158	206,750,973	1,773,851	-	15,013,810

RESTAURANT PROFIT (LEVEL 4)	(76)	8,407,608	(573,500)	-	52,149,887	(6,584,158)	42,502,389	(1,773,851)	-	12,017,726

TOTAL G&A EXPENSE	(656,500)	35,176,547	604,779	-	15,066,261	74,168	-	-	-	1,317,016

MARKETING	-	41,778,882	7,139	-	484,612	4,017	-	-	-	-

TOTAL SG&A EXPENSE	(656,500)	76,955,430	611,917	-	15,550,873	78,185	-	-	-	1,317,016

BONUS - EBITDA PLAN	-	1,899,999	-	-	-	-	-	-	-	-
CLOSED RESTAURANT COSTS	-	-	-	-	342,578	1,595,761	1,415,396	35,359	-	(15,879)
IMPAIRMENT COSTS	-	200,114,397	-	-	3,650,450	-	6,804,597	-	-	171,910,387
LOSS ON LITIGATION SETTLEMENT	-	130,826	-	-	-	-	-	-	-	-
MERGER/INTEGRATION COSTS	-	2,125,266	-	-	-	-	-	-	-	2,346,507

EARNINGS FROM OPERATIONS	656,424	(272,818,310)	(1,185,417)	-	32,605,986	(8,258,104)	34,282,397	(1,809,210)	-	(163,540,306)

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	235,026	-	-	-	-	619,051	-	-	-
INTEREST INCOME	(85,523)	295,772	-	-	-	-	-	-	-	2,100
INTEREST EXPENSE	85,523	(91,271,589)	-	-	-	-	-	-	-	(37,815)
OTHER INCOME (EXPENSE)	(656,500)	735,881	-	-	-	-	-	-	-	19,985
LOSS RELATED TO REFINANCING	-	(1,950,528)	-	-	-	-	-	-	-	-
REORGANIZATION COSTS	-	(25,190,112)	(650)	(325)	(8,264,020)	(6,500)	(426,641)	(691)	-	(558,720)
NET WORTH TAX	-	(397,002)	-	-	(200)	-	-	-	-	(6,700)
INTERCOMPANY	-	103,923,151	669,054	-	(64,424,263)	4,371,933	(18,649,698)	1,167,329	-	(14,896,000)

TOTAL OTHER INCOME (EXPENSE)	(656,500)	(13,619,402)	668,404	(325)	(72,688,483)	4,365,433	(18,457,287)	1,166,638	-	(15,477,151)

EARNINGS BEFORE TAX	(76)	(286,437,712)	(517,013)	(325)	(40,082,497)	(3,892,671)	15,825,109	(642,572)	-	(179,017,457)

INCOME TAXES	-	2,362,080	-	-	-	-	-	-	-	-

NET EARNINGS (LOSS)	(76)	(288,799,791)	(517,013)	(325)	(40,082,497)	(3,892,671)	15,825,109	(642,572)	-	(179,017,457)

Total Expense Net	76	436,656,764	1,186,067	325	574,848,748	8,264,604	215,397,606	1,809,901	-	191,175,077
Expense, gross	76	436,656,764	1,186,067	325	574,848,748	8,264,604	215,397,606	1,809,901	-	191,175,077
Expense Allocation (1)	0.00%	20.41%	0.06%	0.00%	26.87%	0.39%	10.07%	0.08%	0.00%	8.93%

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	-	-	635,380,491	-	18	-	34,927,093	-	-	-	1,588,450,157

TOTAL FOOD COST	-	-	227,309,279	-	-	-	11,714,300	-	(10,314,319)	-	552,807,557
TOTAL LABOR	-	2,608,136	133,557,632	(5,245)	63,228,696	-	12,374,568	-	-	-	475,748,485
OPERATING COSTS	-	(1,191)	90,311,023	310	5,289	-	5,199,678	8	(1,098,982)	-	218,821,813
OCCUPANCY COSTS	-	-	93,845,774	-	-	-	3,343,998	321,906	-	-	197,019,535

TOTAL DIR & O/C	-	(1,191)	184,156,796	310	5,289	-	8,543,676	321,914	(1,098,982)	-	415,841,348

TOTAL RESTAURANT COSTS	-	2,606,946	545,023,707	(4,935)	63,233,986	-	32,632,544	321,914	(11,413,301)	-	1,444,397,390

RESTAURANT PROFIT (LEVEL 4)	-	(2,606,946)	90,356,783	4,935	(63,233,967)	-	2,294,548	(321,914)	11,413,301	-	144,052,767

TOTAL G&A EXPENSE	-	512,942	3,355,162	-	10,665,785	-	2,535,799	6,999	1,159,415	100,965	69,919,339

MARKETING	-	-	-	-	-	-	-	-	-	-	42,274,650

TOTAL SG&A EXPENSE	-	512,942	3,355,162	-	10,665,785	-	2,535,799	6,999	1,159,415	100,965	112,193,989

BONUS - EBITDA PLAN	-	-	-	-	-	-	-	-	-	-	1,899,999
CLOSED RESTAURANT COSTS	-	27,178	1,208,528	-	321,093	-	(3,475)	-	-	-	4,926,539
IMPAIRMENT COSTS	-	-	13,595,293	-	-	-	8,672,021	-	-	-	404,747,146
LOSS ON LITIGATION SETTLEMENT	-	-	-	-	-	-	-	-	-	-	130,826
MERGER/INTEGRATION COSTS	-	-	-	-	-	-	-	-	-	-	4,471,773

EARNINGS FROM OPERATIONS	-	(3,147,066)	72,197,800	4,935	(74,220,846)	-	(8,909,797)	(328,913)	10,253,886	(100,965)	(384,317,505)

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	-	-	-	-	-	-	-	-	854,077
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	212,349
INTEREST EXPENSE	-	-	-	-	-	-	(85,523)	-	-	-	(91,309,404)
OTHER INCOME (EXPENSE)	-	-	23,351	-	-	-	-	-	-	-	122,716
LOSS RELATED TO REFINANCING	-	-	-	-	-	-	-	-	-	-	(1,950,528)
REORGANIZATION COSTS	(325)	(4,875)	(23,610,678)	(325)	(13,000)	(325)	(671,769)	(325)	(325)	(325)	(58,749,930)
NET WORTH TAX	-	-	-	-	-	-	-	-	-	-	(403,902)
INTERCOMPANY	-	-	(32,413,752)	-	-	-	(181,481)	127,889	20,312,210	(6,372)	-

TOTAL OTHER INCOME (EXPENSE)	(325)	(4,875)	(56,001,079)	(325)	(13,000)	(325)	(938,773)	127,564	20,311,885	(6,697)	(151,224,622)

EARNINGS BEFORE TAX	(325)	(3,151,941)	16,196,720	4,610	(74,233,846)	(325)	(9,848,570)	(201,349)	30,565,772	(107,662)	(535,542,128)

INCOME TAXES	-	-	-	-	-	-	433	-	-	-	2,362,512

NET EARNINGS (LOSS)	(325)	(3,151,941)	16,196,720	4,610	(74,233,846)	(325)	(9,849,003)	(201,349)	30,565,772	(107,662)	(537,904,640)

Total Expense Net	325	3,151,941	586,793,369	325	74,233,864	325	44,598,089	329,238	1,159,740	101,290	2,127,543,939
Expense, gross	325	3,151,941	586,793,369	325	74,233,864	325	44,598,089	329,238	1,159,740	101,290	2,139,707,673
Expense Allocation (1)	0.00%	0.15%	27.42%	0.00%	3.47%	0.00%	2.08%	0.02%	0.05%	0.00%	100.00%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.: As of 7/2/08

Buffets Holdings Inc. (MOR 3)
PERIOD: 13-08 ENDING: 7/2/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.
ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	33,800	-	-	518,624	-	207,591	-	-	27,186
TOTAL DEPOSITORY ACCOUNT	-	451,407	-	-	2,395,067	-	1,116,432	-	-	505,124
TEMPORARY INVESTMENTS	-	59,203,795	-	-	-	-	-	-	-	-
CASH	-	640,938	-	35,612	-	-	-	-	-	1,017,539
TOTAL CASH & CASH EQUIVALENTS	-	60,329,939	-	35,612	2,913,691	-	1,324,023	-	-	1,549,850

RECEIVABLES - LANDLORD	-	-	-	-	30,507	-	-	-	-	-
CREDIT CARD RECEIVABLES	-	37,614	-	-	471,494	-	631,946	-	-	18,806
INTERCOMPANY	(76)	(14,780,412)	(705,590)	(6,189,057)	(20,431,229)	(3,811,767)	22,839,656	(581,764)	-	(48,244,857)
TOTAL REBATES RECEIVABLE	-	377,062	-	-	-	-	-	-	-	1,970,010
ACCOUNTS RECEIVABLE	-	565,179	-	-	109,857	-	27,787	-	-	29,296
DUE TO/FROM AFFILIATE	-	83,620	-	(395,988)	-	-	-	-	-	-
TOTAL RECEIVABLES	(76)	(13,716,937)	(705,590)	(6,585,045)	(19,819,371)	(3,811,767)	23,499,389	(581,764)	-	(46,226,744)

INVENTORY	-	867,799	-	-	12,112,868	-	4,234,092	-	-	469,889
TOTAL INVENTORIES	-	867,799	-	-	12,112,868	-	4,234,092	-	-	469,889

RESTRICTED CASH	-	2,376,786	-	-	-	-	-	-	-	-

EMPLOYEE ADVANCES	-	27,925	-	-	-	-	-	-	-	-
ESCROW DEPOSITS - SHORT TERM	-	799,382	-	-	-	-	-	-	-	-
DEPOSITS - PREFUNDED LC - CURRENT	-	8,072,860	-	-	-	-	-	-	-	-
PREPAID CAR LEASES	-	44,495	-	-	48,197	-	-	-	-	878
PREPAID INSURANCE	-	1,655,660	-	-	-	-	-	-	-	-
PREPAID RENT	-	390,283	-	-	2,277,973	-	975,450	-	-	72,532
PREPAID OTHER	-	1,977,641	-	-	630,267	-	68,373	-	-	22,457
PREPAID ADVERTISING	-	8,617,067	-	-	-	-	-	-	-	-
PREPAID RENT ESCROW	-	3,738	-	-	586,393	-	202,595	-	-	-
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	11,614
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	21,589,051	-	-	3,542,830	-	1,246,418	-	-	107,482

ASSETS HELD FOR SALE	-	-	-	-	554,500	-	-	-	-	-

DEFERRED INCOME TAXES - CURRENT	-	14,370,000	-	-	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	(14,370,000)	-	-	-	-	-	-	-	-

TOTAL CURRENT ASSETS	(76)	71,446,637	(705,590)	(6,549,434)	(695,482)	(3,811,767)	30,303,922	(581,764)	-	(44,099,524)

CABINET DIVISION INVENTORY	-	-	-	-	5,019,931	-	-	-	-	-
CORPORATE INVENTORY	-	123,004	-	-	526,540	-	-	-	-	-
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	-	-	-	-	-	-	-	(927,679)
CIP - NON SYSTEM	-	-	-	-	564,561	4,290	-	10,443	-	-
LAND	-	-	-	-	17,000	-	-	-	-	500,000
BUILDING	-	212,644	-	-	1,124,045	-	-	-	-	1,389,055
ACCUMULATED DEPRECIATION - BUILDING	-	(13,924)	-	-	(219,435)	-	-	-	-	(233,367)
LEASEHOLD IMPROVEMENTS	-	253,492	-	-	108,619,405	-	27,515,320	-	-	1,914,253
ACCUMULATED AMORTIZATION	-	(62,881)	-	-	(66,491,695)	-	(20,078,347)	-	-	(170,669)
EQUIPMENT	-	21,620,582	5,923,471	-	63,637,673	39,298,505	18,837,662	10,517,736	-	3,458,132
ACCUMULATED DEPRECIATION - EQUIPMENT	-	(19,508,357)	(2,591,066)	-	(55,603,428)	(13,874,487)	(17,276,047)	(4,274,785)	-	(923,861)
AUTOMOBILE	-	20,524	-	-	170,732	-	-	-	-	-
ACCUMULATED DEPRECIATION - AUTO	-	(542)	-	-	(65,073)	-	-	-	-	-
ASSETS TO BE SOLD - PP&E	-	-	-	-	-	-	-	-	-	1,112,500
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	-	-	-	-	-	-	-
TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	2,644,542	3,332,405	-	57,300,255	25,428,308	8,998,588	6,253,395	-	6,118,364

GOODWILL	-	94,643,627	-	-	-	-	3,218,218	-	-	22,504,337
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	18,133,818
TOTAL GOODWILL	-	94,643,627	-	-	-	-	3,218,218	-	-	40,638,154

DEFERRED INCOME TAXES - NON-CURRENT	-	17,272,574	-	14,280,000	-	-	-	-	-	-
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	-	(17,272,574)	-	(14,280,000)	-	-	-	-	-	-

LIQUOR LICENSES	-	-	-	-	-	-	-	-	-	-
LEASEHOLD INTEREST	-	-	-	-	860,612	-	-	-	-	57,535
RECIPES	-	-	-	-	-	-	-	-	-	2,159,902
TRADEMARK	-	-	-	-	-	-	-	-	-	56,600,000
TOTAL OTHER INTANGIBLE ASSETS	-	-	-	-	860,612	-	-	-	-	58,817,437

PREPAID RENT DEPOSITS	-	246	-	-	16,900	-	4,500	-	-	-
DEPOSITS	-	236,044	-	37,585	1,398,917	-	533,467	-	-	219,444
INVESTMENTS IN SUBSIDIARIES	(281,439,912)	279,434,972	-	-	-	-	2,004,939	-	(462,780,302)	462,780,302
TOTAL DEBT ISSUANCE COSTS	-	39,272,249	-	-	-	-	-	-	-	-
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	(9,583,123)	-	-	-	-	-	-	-	-
NOTES RECEIVABLE FROM SUBSIDIARIES	(149,800,000)	149,800,000	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	12,454
TOTAL OTHER NONCURRENT ASSETS	(431,239,912)	459,160,388	-	37,585	1,415,818	-	2,542,906	-	(462,780,302)	463,012,200

TOTAL ASSETS	(431,239,988)	627,895,194	2,626,816	(6,511,849)	58,881,203	21,616,541	45,063,633	5,671,631	(462,780,302)	524,486,631

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	738,732	-	-	-	26,600	-	-	-	1,552,533
TOTAL DEPOSITORY ACCOUNT	-	-	1,476,932	-	-	-	24,491	-	-	-	5,969,453
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	1,107	-	59,204,901
CASH	-	-	118	-	-	-	-	-	-	249,729	1,943,935
TOTAL CASH & CASH EQUIVALENTS	-	-	2,215,783	-	-	-	51,091	-	1,107	249,729	68,670,824

RECEIVABLES - LANDLORD	-	-	-	-	-	-	8,249	-	-	-	38,756
CREDIT CARD RECEIVABLES	-	-	480,811	-	-	-	104,886	-	-	-	1,745,556
INTERCOMPANY	(325)	(3,705,574)	122,526,668	4,925	(75,643,645)	(325)	(932,333)	37,441	29,725,654	(107,391)	-
TOTAL REBATES RECEIVABLE	-	-	-	-	-	-	-	-	3,383,619	-	5,730,691
ACCOUNTS RECEIVABLE	-	-	191,495	-	-	-	87,874	-	-	-	1,011,489
DUE TO/FROM AFFILIATE	-	-	-	-	-	-	-	-	-	-	(312,368)
TOTAL RECEIVABLES	(325)	(3,705,574)	123,198,973	4,925	(75,643,645)	(325)	(731,324)	37,441	33,109,273	(107,391)	8,214,124

INVENTORY	-	-	11,944,111	-	-	-	771,235	-	-	-	30,399,995
TOTAL INVENTORIES	-	-	11,944,111	-	-	-	771,235	-	-	-	30,399,995

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	-	2,376,786

EMPLOYEE ADVANCES	-	-	-	-	-	-	-	-	-	-	27,925
ESCROW DEPOSITS - SHORT TERM	-	-	-	-	-	-	15,000	-	-	-	814,382
DEPOSITS - PREFUNDED LC - CURRENT	-	-	-	-	-	-	-	-	-	-	8,072,860
PREPAID CAR LEASES	-	-	15,683	-	482	-	597	-	-	-	110,333
PREPAID INSURANCE	-	-	-	-	-	-	-	-	-	-	1,655,660
PREPAID RENT	-	-	3,974,053	-	-	-	101,317	-	-	-	7,791,609
PREPAID OTHER	-	-	271,776	-	-	-	137,207	-	3,678	-	3,111,399
PREPAID ADVERTISING	-	-	-	-	-	-	-	-	-	-	8,617,067
PREPAID RENT ESCROW	-	-	7,559	-	-	-	14,407	-	-	-	814,691
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	11,614
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	4,269,071	-	482	-	268,528	-	3,678	-	31,027,540

ASSETS HELD FOR SALE	-	-	1,577,500	-	-	-	-	-	-	-	2,132,000

DEFERRED INCOME TAXES - CURRENT	-	-	-	-	-	-	-	-	-	-	14,370,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	-	-	-	-	-	-	-	-	(14,370,000)

TOTAL CURRENT ASSETS	(325)	(3,705,574)	143,205,438	4,925	(75,643,162)	(325)	359,531	37,441	33,114,058	142,338	142,821,268

CABINET DIVISION INVENTORY	-	-	-	-	-	-	-	-	-	-	5,019,931
CORPORATE INVENTORY	-	-	-	-	-	-	-	-	-	-	649,544
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	927,679	-	-	-	-	-	-	-	-
CIP - NON SYSTEM	-	-	272,530	-	-	-	-	-	-	-	851,825
LAND	-	-	8,781,836	-	-	-	-	-	-	-	9,298,836
BUILDING	-	-	3,787,668	-	-	-	-	-	-	-	6,513,412
ACCUMULATED DEPRECIATION - BUILDING	-	-	(363,219)	-	-	-	-	-	-	-	(829,944)
LEASEHOLD IMPROVEMENTS	-	-	14,158,415	-	-	-	12,747,297	-	-	-	165,208,183
ACCUMULATED AMORTIZATION	-	-	(1,580,547)	-	-	-	(5,328,978)	-	-	-	(93,713,118)
EQUIPMENT	-	-	55,146,588	-	-	-	5,105,428	1,405,591	92,798	-	225,044,167
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(16,416,581)	-	-	-	(4,125,422)	(336,062)	(85,315)	-	(135,015,410)
AUTOMOBILE	-	-	7,918	-	-	-	-	-	-	-	199,173
ACCUMULATED DEPRECIATION - AUTO	-	-	(2,534)	-	-	-	-	-	-	-	(68,150)
ASSETS TO BE SOLD - PP&E	-	-	13,720,794	-	-	-	-	-	-	-	14,833,294
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	(31,211)	-	-	-	-	-	-	-	(31,211)
TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	78,409,335	-	-	-	8,398,325	1,069,529	7,483	-	197,960,530

GOODWILL	-	-	-	-	-	-	-	-	-	-	120,366,181
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818
TOTAL GOODWILL	-	-	-	-	-	-	-	-	-	-	138,499,999

DEFERRED INCOME TAXES - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	31,552,574
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	(31,552,574)

LIQUOR LICENSES	-	-	-	-	-	-	343,681	-	-	-	343,681
LEASEHOLD INTEREST	-	-	626,324	-	-	-	-	-	-	-	1,544,471
RECIPES	-	-	-	-	-	-	-	-	-	-	2,159,902
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000
TOTAL OTHER INTANGIBLE ASSETS	-	-	626,324	-	-	-	343,681	-	-	-	60,648,054

PREPAID RENT DEPOSITS	-	-	353,072	-	-	-	8,268	-	-	-	382,986
DEPOSITS	-	-	3,994,254	-	-	-	17,403	-	-	-	6,437,114
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-
TOTAL DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	39,272,249
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	(9,583,123)
NOTES RECEIVABLE FROM SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-	12,454
TOTAL OTHER NONCURRENT ASSETS	-	-	4,347,326	-	-	-	25,671	-	-	-	36,521,679

TOTAL ASSETS	(325)	(3,705,574)	226,588,423	4,925	(75,643,162)	(325)	9,127,208	1,106,970	33,121,541	142,338	576,451,529

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.: As of 7/2/08

Buffets Holdings Inc. (MOR 3)
PERIOD: 13-08 ENDING: 7/2/2008

ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	24,985,916	-	-	-	(625)	-	-	-	-
ACCOUNTS PAYABLE - POST-PETITION	-	34,776,933	-	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	221,624	-	-	3,405,869	-	1,094,206	-	-	470,502
MISC. ACCRUALS - WIS	-	-	-	-	1,122	-	-	-	-	-
MISC. ACCRUALS - CORP LEVEL	-	1,316,375	-	-	1,166	-	-	-	-	4,497,098
TOTAL ACCOUNTS PAYABLE	-	61,300,849	-	-	3,408,157	(625)	1,094,206	-	-	4,967,600

ACCRUED 401(k)	-	797,865	-	-	-	-	-	-	-	-
ACCRUED PAYROLL	-	908,700	-	-	4,165,432	-	1,100,773	-	-	317,449
ACCRUED BONUS	-	2,357,642	-	-	-	-	798,693	-	-	726,814
ACCRUED PAYROLL TAXES	-	131,632	-	-	797,228	-	248,423	-	-	43,388
ACCRUED VACATION	-	6,318,066	-	-	-	-	-	-	-	246,483
TOTAL ACCRUED COMPENSATION	-	10,513,904	-	-	4,962,660	-	2,147,888	-	-	1,334,135

ACCRUED INSURANCE - AUTO	-	7,713	-	-	-	-	-	-	-	-
ACCRUED INSURANCE - GENERAL LIABILITY	-	8,419,699	-	-	-	-	-	-	-	5,747,300
ACCRUED INSURANCE - OTHER	-	2,443,722	-	-	-	-	-	-	-	-
TOTAL ACCRUED INSURANCE	-	10,871,134	-	-	-	-	-	-	-	5,747,300

ACCRUED PERCENTAGE RENT	-	6,327	-	-	512,828	-	557,405	-	-	-
ACCRUED INTEREST - SHORT TERM	-	21,324,111	-	-	-	-	-	-	-	-
ACCRUED PROPERTY TAXES	-	9,895	-	-	2,421,511	-	279,695	-	-	674,757
ACCRUED POSTAGE	-	(25)	-	-	(74,473)	-	-	-	-	-
ACCRUED ADVERTISING	-	593,060	-	-	-	-	-	-	-	-
ACCRUED LIABILITIES - OTHER	-	10,430,888	-	-	2,603,443	-	581,518	-	-	1,831,560
DEFERRED INCOME - CURRENT	-	75,000	-	-	-	-	-	-	-	100,718
TOTAL OTHER ACCRUED LIABILITIES	-	32,439,256	-	-	5,463,309	-	1,418,618	-	-	2,607,034

GIFT CERTIFICATES/GIFT CARDS	-	4,774,473	-	-	(494,259)	-	(1,708,335)	-	-	251,518
CASH RECEIPTS SUSPENSE	-	300,460	-	-	-	-	-	-	-	-
WORKERS COMPENSATION PAYABLE	-	14,283,437	-	-	129,580	-	30,254	-	-	8,252,934
LEASE REJECTION CLAIMS RESERVE	-	12,311,799	-	-	5,286,158	-	551,064	-	-	821,369
SALES/USE TAX PAYABLE	-	67,242	4,373	-	2,481,638	29,032	1,134,987	5,635	-	45,079
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	1,138,392	-	-	-	-	-

TOTAL ACCRUED LIABILITIES	-	85,561,704	4,373	-	18,967,478	29,032	3,574,476	5,635	-	19,059,369

INCOME TAXES PAYABLE	-	(987,761)	-	-	-	-	-	-	-	-
ESTIMATED INCOME TAXES	-	346,047	-	-	-	-	-	-	-	-
TOTAL INCOME TAXES PAYABLE	-	(641,714)	-	-	-	-	-	-	-	-

CURRENT MATURITIES OF LONG-TERM DEBT	-	5,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS	-	56,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	81,250,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	5,936,168	-	-	-	-	-	-	-	-
TOTAL CURRENT LIABILITIES	-	295,007,007	4,373	-	22,375,635	28,407	4,668,682	5,635	-	24,026,969

NOTES PAYABLE TO PARENT	(149,800,000)	-	-	-	-	-	-	-	-	149,800,000
SENIOR DEBT - BANK	-	518,728,000	-	-	-	-	-	-	-	-
SENIOR DEBT - PUBLIC	-	300,000,000	-	-	-	-	-	-	-	-
TOTAL LONG-TERM DEBT	(149,800,000)	818,728,000	-	-	-	-	-	-	-	149,800,000

ACCRUED RENT	-	2,643,110	-	-	14,943,035	-	8,832,868	-	-	673,177

DEFERRED INCOME TAX	-	26,872,869	-	-	-	-	-	-	-	-
INCOME TAX PAYABLE - NON-CURRENT	-	27,622,276	-	-	-	-	-	-	-	-

LONG TERM SUBLEASE DEPOSITS	-	3,905	-	-	30,000	-	-	-	-	-
POST RETIREMENT BENEFITS PAYABLE	-	21,483	-	-	-	-	-	-	-	-
TOTAL DEFERRED INCOME	-	2,593,798	-	-	730,337	-	2,704,526	-	-	-
TOTAL OTHER LONG-TERM LIABILITIES	-	2,619,186	-	-	760,337	-	2,704,526	-	-	-

TOTAL NON-CURRENT LIABILITIES	(149,800,000)	878,485,441	-	-	15,703,372	-	11,537,394	-	-	150,473,177

TOTAL LIABILITIES	(149,800,000)	1,173,492,448	4,373	-	38,079,007	28,407	16,206,077	5,635	-	174,500,146

SHAREHOLDERS' EQUITY
CAPITAL STOCK	(162)	1	-	31,045	30	-	1	-	(100)	100
ADDITIONAL PAID IN CAPITAL	-	-	-	81,601	-	-	-	-	-	-

CONTRIBUTED CAPITAL	(425,693,100)	82,310,523	-	-	131,839,755	-	62,648,728	-	(462,780,202)	146,398,859
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	(570,342)	394,189,753	3,638,913	(5,863,336)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)	206,772,441
DIVIDENDS PAID (INTERCO)	309,534,343	(308,760,577)	-	(773,766)	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	(164,575,190)	773,766	-	163,801,424	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	(1)	-	-	(101,164,801)	-	-	-	-	210,000,000	-
RETAINED EARNINGS	(135,461)	(425,310,928)	(499,458)	(62,623,692)	(151,615,826)	(2,718,332)	239,823,045	(872,584)	(180,522,579)	175,832,542
LEVEL 8 PROFIT/LOSS	(76)	(288,799,791)	(517,013)	(325)	(40,082,497)	(3,892,671)	15,825,109	(642,572)	-	(179,017,457)
RETAINED EARNINGS	(135,537)	(714,110,720)	(1,016,471)	(163,788,818)	(191,698,322)	(6,611,002)	255,648,155	(1,515,156)	29,477,421	(3,184,915)

TOTAL SHAREHOLDERS' EQUITY	(281,439,988)	(545,597,254)	2,622,442	(6,511,849)	20,802,195	21,588,133	28,857,557	5,665,997	(462,780,302)	349,986,485

TOTAL LIABILITIES & S/E	(431,239,988)	627,895,194	2,626,816	(6,511,849)	58,881,203	21,616,541	45,063,633	5,671,631	(462,780,302)	524,486,631

RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	51,877	-	-	-	-	-	-	-	25,037,169
ACCOUNTS PAYABLE - POST-PETITION	-	-	-	-	-	-	-	-	-	-	34,776,933
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	4,466,703	-	-	-	121,062	-	-	-	9,779,966
MISC. ACCRUALS - WIS	-	-	3,423	-	-	-	-	-	-	-	4,545
MISC. ACCRUALS - CORP LEVEL	-	-	-	-	-	-	-	-	-	-	5,814,640
TOTAL ACCOUNTS PAYABLE	-	-	4,522,003	-	-	-	121,062	-	-	-	75,413,252

ACCRUED 401(k)	-	-	-	-	-	-	-	-	-	-	797,865
ACCRUED PAYROLL	-	32,729	4,258,582	-	782,791	-	133,446	-	10,418	-	11,710,319
ACCRUED BONUS	-	-	-	-	-	-	5,708	-	-	-	3,888,856
ACCRUED PAYROLL TAXES	-	10,606	955,183	-	253,463	-	61,729	-	5,074	-	2,506,726
ACCRUED VACATION	-	-	-	-	-	-	-	-	-	-	6,564,549
TOTAL ACCRUED COMPENSATION	-	43,335	5,213,765	-	1,036,254	-	200,882	-	15,491	-	25,468,314

ACCRUED INSURANCE - AUTO	-	-	-	-	-	-	-	-	-	-	7,713
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	-	-	-	-	-	-	-	-	14,167,000
ACCRUED INSURANCE - OTHER	-	-	582,230	-	-	-	-	-	-	-	3,025,951
TOTAL ACCRUED INSURANCE	-	-	582,230	-	-	-	-	-	-	-	17,200,664

ACCRUED PERCENTAGE RENT	-	-	35	-	-	-	-	-	-	-	1,076,595
ACCRUED INTEREST - SHORT TERM	-	-	-	-	-	-	-	-	-	-	21,324,111
ACCRUED PROPERTY TAXES	-	-	5,257,709	-	-	-	20,235	-	-	-	8,663,801
ACCRUED POSTAGE	-	-	(74)	-	-	-	-	-	-	-	(74,572)
ACCRUED ADVERTISING	-	-	-	-	-	-	-	-	-	-	593,060
ACCRUED LIABILITIES - OTHER	-	-	1,431,026	-	206	-	131,146	-	-	-	17,009,787
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	175,718
TOTAL OTHER ACCRUED LIABILITIES	-	-	6,688,696	-	206	-	151,381	-	-	-	48,768,499

GIFT CERTIFICATES/GIFT CARDS	-	-	924,366	-	-	-	1,063,279	-	-	-	4,811,043
CASH RECEIPTS SUSPENSE	-	-	-	-	-	-	-	-	-	-	300,460
WORKERS COMPENSATION PAYABLE	-	-	-	-	-	-	-	-	-	-	22,696,205
LEASE REJECTION CLAIMS RESERVE	-	-	18,446,855	-	-	-	565,911	-	-	-	37,983,156
SALES/USE TAX PAYABLE	-	-	3,816,612	-	(151)	-	131,424	2,405	-	-	7,718,277
ACCRUED RESTAURANT CLOSING COSTS	-	-	549,647	-	-	-	-	-	-	-	1,688,039

TOTAL ACCRUED LIABILITIES	-	43,335	36,222,170	-	1,036,308	-	2,112,878	2,405	15,491	-	166,634,655

INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(987,761)
ESTIMATED INCOME TAXES	-	-	-	-	-	-	-	-	-	-	346,047
TOTAL INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(641,714)

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	5,300,000
SHORT TERM BORROWINGS	-	-	-	-	-	-	-	-	-	-	56,300,000
SHORT TERM BORROWINGS - DIP	-	-	-	-	-	-	-	-	-	-	81,250,000
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	-	-	-	-	-	-	-	-	5,936,168
TOTAL CURRENT LIABILITIES	-	43,335	40,744,173	-	1,036,308	-	2,233,939	2,405	15,491	-	390,192,362

NOTES PAYABLE TO PARENT	-	-	-	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	-	-	-	-	-	-	-	-	518,728,000
SENIOR DEBT - PUBLIC	-	-	-	-	-	-	-	-	-	-	300,000,000
TOTAL LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	818,728,000

ACCRUED RENT	-	-	16,796,071	-	-	-	1,082,705	-	-	-	44,970,966

DEFERRED INCOME TAX	-	-	-	-	-	-	-	-	-	-	26,872,869
INCOME TAX PAYABLE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	27,622,276

LONG TERM SUBLEASE DEPOSITS	-	-	-	-	-	-	-	-	-	-	33,905
POST RETIREMENT BENEFITS PAYABLE	-	-	-	-	-	-	-	-	-	-	21,483
TOTAL DEFERRED INCOME	-	-	-	-	-	-	-	-	-	-	6,028,661
TOTAL OTHER LONG-TERM LIABILITIES	-	-	-	-	-	-	-	-	-	-	6,084,049

TOTAL NON-CURRENT LIABILITIES	-	-	16,796,071	-	-	-	1,082,705	-	-	-	924,278,160

TOTAL LIABILITIES	-	43,335	57,540,244	-	1,036,308	-	3,316,644	2,405	15,491	-	1,314,470,522

SHAREHOLDERS' EQUITY
CAPITAL STOCK	-	-	100	-	-	-	10	-	10	10	31,045
ADDITIONAL PAID IN CAPITAL	-	-	-	-	-	-	-	-	-	-	81,601

CONTRIBUTED CAPITAL	-	-	462,780,202	-	-	-	1,299,126	-	946,118	249,990	-
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	75	2,074,806	(132,842,099)	315	39,327,635	-	9,056,847	1,407,405	(314,375,706)	59,020	-
DIVIDENDS PAID (INTERCO)	-	-	-	-	-	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	-	-	-	-	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	14,552	-	-	-	-	-	-	-	14,552

DIVIDENDS PAID TO SHAREHOLDERS	-	-	(210,000,000)	-	-	-	-	-	-	-	(101,164,801)
RETAINED EARNINGS	(75)	(2,671,774)	32,898,703	-	(41,773,259)	-	5,303,582	(101,490)	315,969,856	(59,020)	(99,076,749)
LEVEL 8 PROFIT/LOSS	(325)	(3,151,941)	16,196,720	4,610	(74,233,846)	(325)	(9,849,003)	(201,349)	30,565,772	(107,662)	(537,904,640)
RETAINED EARNINGS	(400)	(5,823,715)	(160,904,576)	4,610	(116,007,105)	(325)	(4,545,421)	(302,839)	346,535,628	(166,682)	(738,146,191)

TOTAL SHAREHOLDERS' EQUITY	(325)	(3,748,909)	169,048,179	4,925	(76,679,471)	(325)	5,810,563	1,104,565	33,106,050	142,338	(738,018,993)

TOTAL LIABILITIES & S/E	(325)	(3,705,574)	226,588,423	4,925	(75,643,162)	(325)	9,127,208	1,106,970	33,121,541	142,338	576,451,529

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.: 5/29/08 - 7/2/08

STATUS OF POSTPETITION TAXES (MOR 4)

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through July 2, 2008, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS (MOR 4)
In thousands
	Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	50,376
Accrued Compensation	25,468
Accrued Worker's Compensation	22,696
Accrued Sales, Use and Property Taxes	16,382
Accrued Insurance	17,201
Accrued Interest	21,324
Accrued Litigation Reserve	9,308
Unearned revenue (gift cards/certificates)	4,811
Accrued Legal and Consulting Fees	3,699
Closed Restaurant Reserve	1,688
Accrued Percentage Rent	1,077
Lease Rejection Claims Reserve	37,983
Accrued Other	4,998
Income Taxes Payable	1,151
Total Debts	218,162

Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	5/29/08 - 7/2/08

MOR 5

Accounts Receivable Aging	Amount
0 - 30 days old	7,012,828
31 - 60 days old	832,633
61 - 90 days old	318,336
91+ days old	362,695
Total Accounts Receivable	8,526,492
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	8,526,492

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

On June 12, 2008, the Company sold a property in Richmond, IN. Net proceeds were approximately $587,000.
On June 24, 2008, the Company sold a property in Florence, KY. Net proceeds were approximately $887,000.